                         ATLANTIC WHITEHALL FUNDS TRUST
                        (formerly Whitehall Funds Trust)


                       Atlantic Whitehall High Yield Fund


                        Supplement dated March 21, 2003
             to the Prospectus dated April 1, 2002, as supplemented
                     November 27, 2002 and January 28, 2003



       Due to various recent developments, including, but not limited to: (a) the inability of the Atlantic Whitehall High Yield Fund (the "Fund") to achieve an economically viable size; (b) the expressed intention of several major shareholders to redeem their interest in the Fund, which would further reduce the size of the Fund; and (c) the notice of Fountain Capital Management LLC of its intention to resign as the Fund's investment sub-adviser effective May 13, 2003, it was determined that it was in the best interest of the Fund's shareholders to sell all of the Fund's high yield bond holdings and invest the proceeds from such sale in money market instruments, pending a likely liquidation of the Fund. As a result, the Fund is not able to pursue its stated investment objective and principle investment strategies.

       Effective immediately, the Fund is closed to both new investors and additional investments from current shareholders.